EMPLOYMENT AGREEMENT


     This Employment Agreement ("Agreement") executed by and between COMSTOCK RESOURCES, INC., a Nevada corporation (the "Company") with principal offices at 5005 LBJ Freeway, Suite 1000, Dallas, Texas 75244, and M. Jay Allison ("Employee"), an individual residing at #3 Post-N-Paddock, Frisco, Texas 75034.

     1. Employment. The Company hereby agrees to employ Employee, and Employee hereby agrees to render his exclusive service to the Company, in his current capacity of President and Chief Executive Officer of the Company, with such duties as may be assigned to him from time to time by the Board of Directors for a period of time commencing on July 1, 1996 (the effective date of this Agreement) and ending on June 30, 1997 (the "Employment Period"), subject to earlier termination as hereinafter provided.

     2. Place of Employment. Unless otherwise agreed by the Company and Employee, throughout the term of this Agreement, Employee's business office shall be located in Dallas, Texas, at such location as may be specified by the Board of Directors of the Company.

     3. Base Compensation. Employee shall be compensated by the Company at a minimum base rate of $20,416.67 per month, payable semimonthly on the fifteenth and final days of each month during the period of Employee's employment under this Agreement, subject to such increases and additional payments as may be determined from time to time by the Board of Directors of the Company in its sole discretion. Such compensation shall be in addition to any group insurance, pension, profit sharing, and other employee benefits, which are extended from time to time to Employee in the discretion of the Board of Directors of the Company and for which Employee is eligible. Subject to such rules and procedures as are from time to time specified by the Company, the Company shall also reimburse Employee for all reasonable expenses incurred by him on behalf of the Company.

     4. Performance of Services. Employee shall devote his full working time to the business of the Company; provided, however, Employee shall be excused from performing any services for the Company hereunder during periods of temporary incapacity and during vacations conforming to the Company's standard vacation policy, without thereby in any way affecting the compensation to which he is entitled hereunder.

     5. Continuing Obligations. In order to induce the Company to enter into this Agreement, the Employee hereby agrees that all documents, records, techniques, business secrets and other information which have come into his possession from time to time during his employment by the Company or which may come into his possession during his employment hereunder, shall be deemed to be confidential and proprietary to the Company

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and the  Employee  further  agrees  to  retain in  confidence  any  confidential information known to him concerning the Company and it's subsidiaries and their respective businesses so long as such information is not publicly disclosed. In the event of a breach or threatened breach by the Employee of the provisions of this Paragraph 5, the Company shall, in addition to any other available remedies, be entitled to an injunction restraining Employee from disclosing, in whole or in part, any such information or from rendering any services to any person, firm or corporation to whom any of such information may have been disclosed or is threatened to be disclosed.

     6. Property of Company. All data, drawings, and other records and written material prepared or compiled by Employee or furnished to Employee while in the employ of the Company shall be the sole and exclusive property of the Company, and none of such data, drawings or other records, or copies thereof, shall be retained by Employee upon termination of his employment. Notwithstanding the foregoing, Employee shall be under no obligation to return public information.

     7. Surviving Provisions. The provisions of Paragraphs 5 and 6 of this Agreement shall continue to be binding upon Employee in accordance with their terms, notwithstanding termination of Employee's employment hereunder for any reason.

     8. Termination for Good Cause. It is agreed and understood that the Company cannot terminate the employment of the Employee under this Agreement except for good cause, and that, without prejudice to the generality of the right to terminate for good cause, each of the following contingencies shall be good cause:

          (a) Should Employee by reason of injury or illness become incapable for more than one hundred fifty (150) consecutive days of satisfactorily performing his duties as an employee under this Agreement;

          (b) Should Employee for reasons other than illness or injury absent himself from his duties without the consent of the Company (which consent shall not be unreasonably withheld) for more than twenty (20) consecutive days;

          (c)  Should   Employee  be   convicted  of  a  crime   punishable   by
     imprisonment;

          (d) Should Employee during the period of his employment by the Company engage in any activity that would in the opinion of the Board of Directors of the Company constitute a material conflict of interest with the Company; provided that termination for cause based on this subparagraph (d) shall not be effective unless the Employee shall have received written notice from the Board of Directors of the Company of such activity (which notice

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     shall also include a demand for the  Employee to cease the activity  giving rise to the conflict of interest) fifteen (15) days prior to his termination and the Employee has failed after receipt of such notice to cease all activities creating the conflict of interest; or

          (e) Should Employee be grossly negligent or inefficient in the performance of his duties hereunder, or otherwise fail to comply with the terms and conditions of this Agreement; provided that termination for cause based on this subparagraph (e) shall not be effective unless the Employee shall have received written notice from the Board of Directors of the Company (which notice shall include a description of the reasons and circumstances giving rise to such notice) fifteen (15) days prior to his termination and the Employee has failed after receipt of such notice to satisfactorily discharge the performance of his duties hereunder or to comply with the terms of this Agreement, as the case may be.

The Company may for good cause terminate Employee's employment under this Agreement without advance notice, except as otherwise specifically provided for in subparagraphs (d) and (e) above. Termination shall not affect any of the Company's other rights and remedies.

     9. Change in Control. Notwithstanding anything herein to the contrary, a Change in Control of the Company shall not in any manner diminish, impair or otherwise affect Employee's right to remain employed by Company throughout the term of this Agreement, nor shall any such Change in Control affect the Company's obligations hereunder. For purposes of this Agreement, a Change in Control of the Company shall be deemed to have taken place if: (w) without the approval or recommendation of a majority of the then existing Board of Directors of the Company, a third person shall cause or bring about (through solicitation of proxies or otherwise) the removal or resignation of a majority of the then existing members of the Board of Directors or if a third person causes or brings about (through solicitation of proxies or otherwise) an increase in the size of the Board of Directors such that the then existing members of the Board of Directors thereafter represent a minority of the total number of persons comprising the entire Board; (x) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of any class of the Company's stock having 30% or more of the total number of votes that may be cast for the election of directors of the Company; (y) any shares of any class of the Company's stock are purchased pursuant to a tender of exchange offer (other than an offer by the Company); or
(z) the stockholders of the Company approve a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the Company will not survive or will survive only as a subsidiary of another corporation, for the sale or other disposition of all or substantially all of the assets of the Company, or any combination of the foregoing.

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     10. Severance  Benefit  Payment.  The Company shall provide Employee with a severance benefit payment in an amount equal to three (3) times the Employee's then existing annual base pay (the "Severance Benefit Payment") upon a Change in Control during the Employment Period followed by (i) the occurrence of any one of the events specified in subparagraphs (a) through (f) below and (ii) Employee's resignation from employment:

          (a) Without the express written consent of Employee, the assignment of Employee to any duties inconsistent with his position, duties, responsibilities or status with the Company as such existed immediately prior to the Change in Control or a reduction of his duties or responsibilities, in each case as determined by Employee;

          (b) A reduction by the Company in the Employee's salary immediately prior to the Change in Control, or any failure to maintain or provide benefit plans covering the Employee providing benefits at least equal to the level of benefits paid to the Employee under the Company's benefit plans as such existed immediately prior to the Change in Control;

          (c) Without the express written consent of the Employee, the Company's requiring the Employee to be based anywhere other than the Company offices at which he was based immediately prior to the Change in Control except for required travel on the Company's business in accordance with the Company's past management practices;

          (d) Any failure of the Company to obtain the assumption of the obligation to perform this Agreement by any successor as contemplated in Paragraph 13 hereof;

          (e) Any failure by the Company or its stockholders, as the case may be, to re-elect the Employee to the corporate office held by him immediately prior to the Change in Control or his removal from any such office, including any seat held at such time on the Company's Board of Directors; or

          (f) Any breach by the Company (or any successor) of any of the provisions of this Agreement or any failure by the Company to carry out any of it's obligations hereunder.

     The Severance Benefit Payment shall be paid to Employee in total and in cash in equal payments (without interest over a period not to exceed twelve (12) months) upon the occurrence of any of the foregoing events.


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     11. Payment of Certain Costs of Employee.  If a dispute arises  regarding a
termination  of  the  Employee   subsequent  to  a  Change  in  Control  or  the
interpretation or enforcement of this Agreement, all legal fees and expenses incurred by the Employee in contesting or disputing any such termination or seeking to obtain or enforce any right or benefit provided for in this Agreement or in otherwise pursuing his claim will be paid by the Company, to the extent permitted by law. The Company further agrees to pay prejudgment interest on any money judgment obtained by the Employee calculated at the Chemical Bank, N. A. New York, New York prime interest rate in effect from time to time from the date that payment(s) to him should have been made under this Agreement.

     12. Mitigation. The Employee is not required to mitigate the amount of any payments to be made by the Company pursuant to this Agreement by seeking other employment or otherwise.

     13. Successors.

          (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Employee to compensation from the Company in the same amount and on the same terms as the Employee would be entitled hereunder if he were to terminate his employment pursuant to subparagraphs 10(a), 10(b), 10(c), 10(d), 10(e) or 10(f). As used in this Agreement,
     "Company" shall mean the Company as hereinbefore defined any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Paragraph 13 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

          (b) This Agreement shall inure to the benefit of and be enforceable by the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die during the term hereof, the Company shall pay an amount equal to any amounts than payable to Employee hereunder, plus an amount equal to six months' salary, with all such amounts to be paid to Employee's devisee, legatee or other designee or, if there be no such designee, to his estate.


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     14. No Inconsistent  Obligations.  Employee represents and warrants that he has not previously assumed any obligations inconsistent with those of this Agreement.

     15. Modification. This Agreement shall be in addition to all previous agreements, written or oral, relating to Employee's employment by the Company, and shall not be changed orally, but only by a written instrument to which the Company and the Employee are both parties.

     16. Binding Effect. This Agreement and the rights and obligations hereunder shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, and shall also bind and inure to the benefit of any successor of the Company by merger or consolidation or any assignee of all or substantially all of its properties.

     17. Bankruptcy. Notwithstanding anything in this Agreement to the contrary, the insolvency or adjudication of bankruptcy of the Company, whether voluntary or involuntary, shall terminate this Agreement and the rights and obligations of Company and Employee hereunder shall be of no further force or effect.

     18. Law Governing. This Agreement made, accepted and delivered in Dallas County, Texas, is performable in Dallas County, Texas, and it shall be construed and enforced according to the laws of the State of Texas. Venue shall lie in Dallas County, Texas for the purpose of resolving and enforcing any dispute which may arise under this Agreement and the parties agree that they will submit themselves to the jurisdiction of the competent State or Federal Court situated in Dallas County, Texas.

     19. Invalid Provision. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be impaired thereby.

     20. Notices. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Employee:

                           M. Jay Allison
                           #3 Post-N-Paddock
                           Frisco, Texas 75034




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                 If to the Company:

                           Comstock Resources, Inc.
                           5005 LBJ Freeway, Suite 1000
                           Dallas, Texas  75244

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     EXECUTED and effective as to this lst day of July 1996.

                            COMSTOCK RESOURCES, INC.


                            By:       /s/ROLAND O. BUNRS
                                      ------------------
                            Name:     Roland O. Burns
                            Title:    Chief Financial Officer


                            EMPLOYEE:
                                       /s/M. JAY ALLISON
                                       -----------------
                                       M. Jay Allison


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